EXHIBIT 23(B)

                       INDEPENDENT AUDITORS' CONSENT



We consent to incorporation by reference in this registration statement on Form S-8 of Duke Energy Corporation of our report dated January 17, 1997 appearing in the annual report on Form 10-K of PanEnergy Corp for the year ended December 31, 1996.

                                   KPMG Peat Marwick LLP
                               ------------------------------
                                   KPMG Peat Marwick LLP

Houston, Texas
June 19, 1997

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